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Exhibit 10.4

INDEPENDENT AUDITORS' CONSENT

    We consent to the inclusion of our report dated July 1, 2000, on the consolidated balance sheets of Tracer Technologies, Inc. and subsidiary as of March 31, 2000, 1999 and 1998, and the related consolidated statements of income and retained earnings, changes in stockholders' equity and cash flows for the three years then ended, which report appears in the Registration Statement on Form 20-F of BakBone Software Incorporated.

/s/ Gold, Leins & Adoff

Rockville, Maryland
November 15, 2001

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  Exhibit 10.4
INDEPENDENT AUDITORS' CONSENT